Exhibit 99.1

AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 30TH day of September 2014 by and between Silicon Valley Bank (“Bank”) and Lantronix, Inc., a Delaware corporation (“Borrower”) whose address is 167 Technology Drive, Irvine, California 92618.

Recitals

A. Bank and Borrower have entered into that certain Loan and Security Agreement with an Effective Date of May 23, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank and Borrower have entered into that certain Loan and Security Agreement (Exim Program) with an Effective Date of May 23, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Exim Loan Agreement”).

C. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

D. Borrower has requested that Bank further amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 No Further Advances Under the Exim Loan Agreement. Borrower acknowledges and agrees that no further Advances are available under the Exim Loan Agreement since (i) the Exim Loan Agreement matures on September 30, 2014 and is not being renewed and (ii) the facility available under the Exim Loan Agreement is, upon the effectiveness of this Amendment, being replaced with the Foreign Accounts Sublimit. Upon the effectiveness of this Amendment, Bank releases and discharges any security interest granted under the Exim Loan Agreement; provided, however, due to the security interest granted to Bank under the Loan Agreement, no UCC financing statement in favor of Bank shall be terminated nor shall any other document perfecting Bank’s security interest arising under the Loan Agreement in any Collateral be terminated. As a point of clarification, any release by Bank of its security interest granted under the Exim Loan Agreement shall in no way effect or impair any security interest granted to Bank under the Loan Agreement.

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2.2 Modified Anniversary Fee. Section 2.4(g) of the Loan Agreement is hereby amended in its entirety to read as follows:

(g) Anniversary Fee. A fully earned, non-refundable fee of $10,000, on September 30, 2015; and if this Agreement is terminated prior to September 30, 2015, either by Borrower or Bank, Borrower shall pay such Anniversary Fee to Bank in addition to any Termination Fee.

2.3 Modified Termination Fee. The paragraph in Section 4.1 of the Loan Agreement that currently reads as follows:

This Agreement may be terminated prior to the Revolving Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank or if Bank’s obligation to fund Credit Extensions terminates pursuant to the terms of Section 2.1.1(c). If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 1.50% of the Maximum Revolving Line if termination occurs on or before September 30, 2013, and 0.50% of the Maximum Revolving Line if termination occurs after September 30, 2013; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

is hereby amended in its entirety to read as follows:

This Agreement may be terminated prior to the Revolving Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank or if Bank’s obligation to fund Credit Extensions terminates pursuant to the terms of Section 2.1.1(c). If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 1.00% of the Maximum Revolving Line if termination occurs on or before September 30, 2015, and 0.50% of the Maximum Revolving Line if termination occurs after September 30, 2015; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

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2.4 Modified Audits. Section 6.6 of the Loan Agreement that currently reads as follows:

6.6 Access to Collateral; Books and Records. At reasonable times, on one (1) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books. The initial audit of Borrower’s Collateral and Books will be conducted on the earlier of: (a) within sixty (60) days of the Effective Date or (b) prior to the initial Advance hereunder, and thereafter, the parties contemplate that such audits will be performed no more frequently than semi-annually, but nothing herein restricts Bank’s right to conduct such audits more frequently if (i) Bank believes that it is advisable to do so in Bank’s good faith business judgment, or (ii) Bank believes in good faith that a Default or Event of Default has occurred. The foregoing inspections and audits shall be at Borrower’s expense, and the charge therefor shall be $750 per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedules the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.

is hereby amended in its entirety to read as follows:

6.6 Access to Collateral; Books and Records. At reasonable times, on one (1) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books. The parties contemplate that such inspections and audits will be conducted no more frequently than once every twelve (12) months, but nothing herein restricts Bank’s right to conduct such audits more frequently if (i) Bank believes that it is advisable to do so in Bank’s good faith business judgment, or (ii) Bank believes in good faith that a Default or Event of Default has occurred. The foregoing inspections and audits shall be at Borrower’s expense, and the charge therefor shall be $850 per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or reschedules the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.

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2.5 Modified Exim Provision. Upon the effectiveness of this Amendment, Section 14 of the Loan Agreement that currently reads as follows:

14 Exim Agreement; Cross-Collateralization; Cross-Default. Bank and the Borrower are parties to that certain Loan and Security Agreement (Exim Program) of even date herewith (as amended from time to time, the “Exim Agreement”). Both this Agreement and the Exim Agreement shall continue in full force and effect, and all rights and remedies under this Agreement and the Exim Agreement are cumulative. The term “Obligations” as used in this Agreement and in the Exim Agreement shall include without limitation the obligation to pay when due all Advances made pursuant to this Agreement (the “Non-Exim Loans”) and all interest thereon and the obligation to pay when due all Advances made pursuant to the Exim Agreement (the “Exim Loans”) and all interest thereon. Without limiting the generality of the foregoing, all “Collateral” as defined in this Agreement and as defined in the Exim Agreement shall secure all Exim Loans and all Non-Exim Loans and all interest thereon, and all other Obligations. Any Event of Default under this Agreement shall also constitute an Event of Default under the Exim Agreement, and any Event of Default under the Exim Agreement shall also constitute an Event of Default under this Agreement. In the event Bank assigns its rights under the Exim Agreement and/or under any Note evidencing Exim Loans and/or its rights under this Agreement and/or under any Note evidencing Non-Exim Loans, to any third party, including without limitation the Export-Import Bank of the United States (“Exim Bank”), whether before or after the occurrence of any Event of Default, Bank shall have the right (but not any obligation), in its sole discretion, to allocate and apportion Collateral to the Agreement and/or Note assigned and to specify the priorities of the respective security interests in such Collateral between itself and the assignee, all without notice to or consent of the Borrower.

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is hereby amended in its entirety to read as follows:

14 Exim Agreement; Cross-Collateralization; Cross-Default. [Omitted].

2.6 Modified Definition of Borrowing Base. The definition of “Borrowing Base” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Borrowing Base” is the sum of the following:

(a)	80% of Eligible Accounts, plus

(b)	50% of Eligible Distributor Accounts, plus

(c)	the lesser of (the “Foreign Accounts Sublimit”):

(i) 80% of Eligible Foreign Accounts or

(ii) $1,000,000 plus

(d)	50% of Eligible Distributor Foreign Accounts,

all as determined by Bank from Borrower’s most recent Transaction Report; provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

2.7 Added Definition of Eligible Distributor Foreign Account. The definition of “Eligible Distributor Foreign Account” is hereby added, in alphabetical order, to Section 13.1 of the Loan Agreement and shall read as follows:

“Eligible Distributor Foreign Account” means an otherwise Eligible Foreign Account for which Borrower has not yet recognized revenue.

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2.8 Added Definition of Eligible Foreign Account. The definition of “Eligible Foreign Account” is hereby added, in alphabetical order, to Section 13.1 of the Loan Agreement and shall read as follows:

“Eligible Foreign Account” means an otherwise Eligible Account that (i) is approved by Bank in writing and in its good faith business judgment or (ii) satisfies all of the following:

(a) is billed from and collected in the United States,

(b) is denominated in Dollars and

(c) is owed by the non-Chinese entity of one of the following Account Debtors:

(i) Nissin Systems,

(ii) Sphinx Computer,

(iii) Atlantik Elektronik,

(iv) Atlantik Systeme GmbH,

(v) Ingram Micro,

(vi) Jade Solutions,

(vii) Acal PLC,

(viii) Alpha Micro and

(ix) Arrow Electronics.

2.9 Modified Definition of Loan Documents. The definition of “Loan Documents” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Loan Documents” are, collectively, this Agreement, the Perfection Certificate, the IP Agreement, any subordination agreement, any Bank Services Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower or any Guarantor, on the one hand, and/or for the benefit of Bank, on the other hand, in connection with this Agreement, all as amended, restated, or otherwise modified

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2.10 Modified Definition of Quick Ratio. The definition of “Quick Ratio” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Quick Ratio” is the ratio of (a) the sum of Borrower’s unrestricted cash and Cash Equivalents maintained at Bank plus Borrower’s net accounts receivable to (b) the sum of Borrower’s Current Liabilities plus all outstanding Advances to the extent not already included in Current Liabilities.

2.11 Modified Definition of Revolving Line Maturity Date. The definition of “Revolving Line Maturity Date” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Revolving Line Maturity Date” is September 30, 2016.

2.12 Modified Exhibit E. Exhibit E to the Loan Agreement is hereby amended in its entirety to read as set forth in Exhibit E attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

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4.3 The organizational documents of Borrower delivered to Bank on the Effective Date (as amended by that certain Certificate of Amendment to Amended and Restated Certificate of Incorporation filed December 18, 2009, that certain Certificate of Amendment to Amended and Restated Certificate of Incorporation filed December 20, 2010 and that certain Certificate of Change of Registered Agent and/or Registered Office filed April 4, 2013) remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of an amendment fee in an amount equal to $10,000.

[Signature page follows.]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: /s/ BRIAN LOWRY Name: Brian Lowry Title: Vice President	Lantronix, Inc. By: /s/ JEREMY WHITAKER Name: Jeremy Whitaker Title: Chief Financial Officer

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EXHIBIT E

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM: LANTRONIX, INC.

The undersigned authorized officer of Lantronix, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual Operating Budget and Financial Projections	Within 30 days after start of Fiscal Year plus any interim updates	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Reconciliations	Monthly within 15 days	Yes No
Transaction Report	Weekly and with each request for an Advance if Hard Credit Extensions outstanding and QR < 1.0 to 1.0; otherwise, monthly within 30 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Tangible Net Worth	$6,000,000 plus (i) 50% of new equity and sub debt plus (ii) 50% of quarterly net income	$_______	Yes No

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Performance Pricing		Applies

Applies only to the Revolving Line and only after Borrower achieves Quick Ratio equal to or greater than 1.0 to 1.0 and only if Borrower continues to achieve a Quick Ratio equal to or greater than

1.0 to 1.0

Yes No
Quick Ratio < 1.0 to 1.0	Greater of (i) Prime + 1.25% or (ii) 4.00%	Yes No
Quick Ratio > 1.0 to 1.0	Greater of (i) Prime + 0.75% or (ii) 4.00%	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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LANTRONIX, INC. By: Name: Title:	BANK USE ONLY Received by: authorized signer Date: Verified: authorized signer Date: Compliance Status: Yes No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated: ____________________

Tangible Net Worth (Section 6.9(a))

Required Amount:	$6,000,000 plus (i) 50% of consideration for equity securities and subordinated debt plus (ii) 50% of Borrower’s quarterly net income

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$
B.	Aggregate value of goodwill of Borrower and its Subsidiaries	$
C.	Aggregate value of intangible assets of Borrower and its Subsidiaries	$
D.	Aggregate value of investments of Borrower and its Subsidiaries consisting of minority investments in companies which investments are not publicly-traded	$
E.	Aggregate value of any reserves not already deducted from assets	$
F.

Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness)

and current portion of Subordinated Debt permitted by Bank to be paid by Borrower (but no other Subordinated Debt)

$
G.	Aggregate value of Indebtedness of Borrower subordinated to Borrower’s Indebtedness to Bank	$
H.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F plus line G)	$

Is line H equal to or greater than Required Amount?

No, not in compliance	Yes, in compliance

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